Supplement dated February 29, 2024

to the Prospectus dated May 1, 2019, as supplemented, for:

Strategic Variable Life® Plus

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement revises the above-referenced prospectus to reflect updates to the investment choices available through your policy:

Addition of New Fund

Beginning April 29, 2024, the Invesco V.I. Equity and Income Division will be available as an investment choice through your policy. The Invesco V.I. Equity and Income Division invests in the Invesco V.I. Equity and Income Fund. The table below lists the fund’s adviser and the fund type. For more information about the new fund, please read the fund prospectus.

Balanced
Invesco V.I. Equity and Income Fund (Series I)	Adviser: Invesco Advisers, Inc.
Sub-Adviser: N/A

Fund Reorganizations

1.	Invesco Funds

In September 2023, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) unanimously approved an Agreement and Plan of Reorganization (the “Reorganization”) pursuant to which the Target Fund listed in the chart below will transfer all or substantially all of its assets and liabilities to the Acquiring Fund listed below. The Reorganization is expected to be consummated on or about April 26, 2024. Upon the closing of the Reorganization, shareholders of the Target Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that the shareholders held immediately prior to the closing of the reorganization, and the Target Fund will liquidate and cease operations.

TARGET FUND	ACQUIRING FUND
Invesco V.I. Conservative Balanced Fund (Series I)	Invesco V.I. Equity and Income Fund (Series I)
Adviser: Invesco Advisers, Inc.	Adviser: Invesco Advisers, Inc.
Sub-Adviser: N/A	Sub-Adviser: N/A
Separate Account Division: Invesco V.I. Conservative Balanced Division	Separate Account Division: Invesco V.I. Equity and Income Division

After the close of the NYSE on April 26, 2024, we will transfer policy value allocated to the Invesco V.I. Conservative Balanced Division into the Invesco V.I. Equity and Income Division. If you submit transaction requests (in good order) involving the Invesco V.I. Conservative Balanced Division before the close of the NYSE on April 26, 2024, we will process those requests prior to the Reorganization.

Once the Reorganization occurs, the Invesco V.I. Conservative Balanced Division will no longer be available as an investment choice. Additionally, once the Reorganization occurs, we will consider any reference to the Invesco V.I. Conservative Balanced Division in a written transaction request received in good order to be a reference to the Invesco V.I. Equity and Income Division.

Impact on Automatic Programs and Premium Payment Allocations. After April 26, 2024, if you have current automatic program elections and/or premium payment allocation instructions on file directing us to utilize the Invesco V.I. Conservative Balanced Division, we will replace the Invesco V.I. Conservative Balanced Division with the Invesco V.I. Equity and Income Division.

2.	American Century Funds

The Boards of Directors of American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (the “American Century Trusts”) have approved an agreement and plan of reorganization (the “Reorganization”) for the transfer of the

PS23_14

assets and liabilities of each series of the American Century Trusts identified in the chart below (individually, an “American Century Fund” and collectively, the “American Century Funds”) to a corresponding, newly formed series of Lincoln Variable Insurance Products Trust (individually, a “Lincoln Fund” and collectively, the “Lincoln Funds”). Each Lincoln Fund will have the same investment objective and substantially similar principal investment strategies and principal risks as the corresponding American Century Fund. If approved at the Special Shareholders Meeting on April 4, 2024, the Reorganization will occur on or about April 26, 2024.

After the close of the NYSE on April 26, 2024, we will transfer policy value allocated to each of the American Century Divisions into the corresponding Lincoln Divisions. If you submit transaction requests (in good order) involving any of the American Century Divisions before the close of the NYSE on April 26, 2024, we will process those requests prior to the Reorganization.

Once the Reorganization occurs, the American Century Divisions will no longer be available as investment choices. Additionally, once the Reorganization occurs, we will consider any reference to an American Century Division in a written transaction request received in good order to be a reference to the corresponding Lincoln Division.

Impact on Systematic Programs and Premium Payment Allocations. After April 26, 2024, if you have current systematic program elections and/or premium payment allocation instructions on file directing us to utilize an American Century Division, we will replace the American Century Division with the corresponding Lincoln Division.

ACQUIRED AMERICAN CENTURY FUNDS	ACQUIRING LINCOLN FUNDS
American Century VP Disciplined Core Value Fund (Class I)	LVIP American Century Disciplined Core Value Fund (Standard Class II)
Adviser: American Century Investment Management, Inc.	Adviser: Lincoln Financial Investments Corporation
Sub-Adviser: N/A	Sub-Adviser: American Century Investment Management, Inc.
Separate Account Division: American Century VP Disciplined Core Value Division	Separate Account Division: LVIP American Century Disciplined Core Value Division
American Century VP International Fund (Class I)	LVIP American Century International Fund (Standard Class II)
Adviser: American Century Investment Management, Inc.	Adviser: Lincoln Financial Investments Corporation
Sub-Adviser: N/A	Sub-Adviser: American Century Investment Management, Inc.
Separate Account Division: American Century VP International Division	Separate Account Division: LVIP American Century International Division
American Century VP Value Fund (Class I)	LVIP American Century Value Fund (Standard Class II)
Adviser: American Century Investment Management, Inc.	Adviser: Lincoln Financial Investments Corporation
Sub-Adviser: N/A	Sub-Adviser: American Century Investment Management, Inc.
Separate Account Division: American Century VP Value Division	Separate Account Division: LVIP American Century Value Division

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 665-2654 8 a.m.–5 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

PS23_14